SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

Daily Assets Fund Institutional
DWS California Tax–Free Income Fund
DWS Climate Change Fund
DWS Disciplined Market Neutral Fund
DWS Dreman International Value Fund
DWS Floating Rate Plus Fund
DWS Global Thematic Fund
DWS Health Care Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS Large Cap Focus Growth Fund

DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Retirement Fund
DWS Managed Municipal Bond Fund
DWS Money Market Prime Series
DWS New York Tax-Free Income Fund
DWS Select Alternative Allocation Fund
DWS Strategic High Yield Tax-Free Fund
DWS Target 2010 Fund DWS Target 2011 Fund DWS Target 2012 Fund DWS Target 2013 Fund DWS Target 2014 Fund DWS Variable NAV Money Fund

The following disclosure is added to the “Investment Management Agreement” or “Investment Advisor” sub-section of the “MANAGEMENT OF THE FUND(S)” section of each Fund’s Statement of Additional Information:

DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services. Such service providers may be located in the US or in non-US jurisdictions. The costs and expenses of such arrangements are borne by DIMA, not by a fund.

Please Retain This Supplement for Future Reference

August 6, 2010